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                          SECURITIES AND EXCHANGE COMMISSION

                                WASHINGTON, D.C. 20549

                       ----------------------------------------

                                       FORM 8-K

                                    CURRENT REPORT


                       Pursuant to Section 13 or 15 (d) of the
                           Securities Exchange Act of 1934

                          DATE OF REPORT - NOVEMBER 7, 1996
                          (Date of earliest event reported)


                                  MHM SERVICES, INC.
                (Exact name of Registrant as specified in its charter)


         DELAWARE                  1-12238                   52-1223048
  (State of incorporation)  (Commission file number)       (IRS employer
                                                            identification
                                                            number)


            8000 TOWERS CRESCENT DRIVE, SUITE 810, VIENNA, VIRGINIA 22182
                  (Address of principal executive offices, zip code)


                               AREA CODE (703) 749-4600
                                  (Telephone number)

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ITEM 5.  OTHER INFORMATION.

         On November 7, 1996 MHM Services, Inc. (the "Registrant") issued a press release announcing that it has agreed to purchase the geropsychiatric management services business of Liberty Bay Colony Health Services, Inc.
Liberty Bay Colony, a wholly owned subsidiary of Liberty Management Group, Inc., provides behavioral healthcare services to 60 extended care facilities in Massachusetts. The purchase is subject to several contingencies, including the approval of the Board of Directors of both companies.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
                                                                Page
                                                                ----

         (c)  Exhibits

         99   Press Release of the Registrant, dated             4
              November 7, 1996


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                                      SIGNATURES



Pursuant to requirements of Section 13 of 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



Dated:  November 21, 1996              MHM Services, Inc.


                                       By:  /s/ Carolyn Zimmerman
                                            ----------------------------
                                            Vice President - Finance
                                            and Chief Financial
                                            Officer


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